Exhibit 10.46
                                                      -------------


6-1162-MDH-668



United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois   60666


Subject:     Delivery Delay Resolution Program

Reference:   Purchase Agreement No. 1485 (the 757 Purchase
             Agreement) between Boeing and Buyer relating to Model 757-222 aircraft (the Aircraft)



This Letter Agreement amends and supplements the Purchase
Agreement.  All terms used but not defined in this Letter
Agreement have the same meaning as in the Purchase Agreement.

1.     Revised Delivery of Aircraft.
       ----------------------------

       Boeing has found it necessary to reschedule the delivery month of certain Aircraft (the Delayed Aircraft) as set forth below:

       Original Schedule Month         Revised Schedule Month
       -----------------------         ----------------------

            October 1997                    November 1997
            January 1998                    February 1998
            February 1998                   March 1998
            December 1998                   January 1999

Boeing shall deliver each Delayed Aircraft in accordance with the terms of the Purchase Agreement during [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
The calendar interval between the original schedule and revised schedule described above is the "Delay Period."


P.A. 1485


UNITED AIR LINES, INC.
6-1162-MDH-668     Page 2



Boeing has not yet established its final production plan for all potentially impacted Aircraft or Delayed Aircraft. To the extent that additional delivery schedule revisions are required, the terms and conditions (including, if agreed, appropriate adjustment to advance payment schedules and the Pool (as defined below)) relating to such additional delivery schedule revisions shall be [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.     Aircraft Purchase Price.
       -----------------------

       The Purchase Price for the Delayed Aircraft, including the Airframe and Engine Price Adjustment Due to Economic Fluctuation set forth in the applicable Exhibit D to the Purchase Agreement, shall be calculated in accordance with the Purchase Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.     Adjusted Advance Payments Schedule for Aircraft, Delayed
Aircraft and Other Undelivered 747, 767 and 777 Aircraft.

3.1    Dollar-Day Pool.
       ---------------

       It is understood and agreed the advance payment schedules for the Delayed Aircraft specified payment earlier than required for a delivery on the revised schedule. Therefore, Boeing will establish a "Dollar-Day Pool" which may be used by Buyer to revise the advance payment schedules for Aircraft, Delayed Aircraft or other undelivered 747, 767 or 777 aircraft ordered in other purchase agreements in effect between Boeing and Buyer to the extent necessary to adjust for early payments for the Delayed Aircraft. As shown in Attachment A to this Letter Agreement, the Dollar-Day Pool amount has been determined by multiplying the dollar amount of each advance payment made by Buyer for the Delayed Aircraft, times the number of days the advance payment was made early, due to delay rescheduling. Subject to the provisions below, Buyer may draw from the Pool [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to defer advance payments for Aircraft, Delayed Aircraft or other undelivered 747, 767 or 777 aircraft ordered in other purchase agreements in effect between Boeing and Buyer, but may not utilize the Pool to defer final payment of the purchase price for any aircraft.


P.A. 1485


UNITED AIR LINES, INC.
6-1162-MDH-668     Page 3

3.2     Notification Requirements.
        -------------------------

        Buyer shall notify Boeing of its utilization of the Pool upon each such occurrence, and provide a calculation of the Dollar-Day Pool reduction resulting from such utilization. Within five days of receipt of Buyer's notification, Boeing will provide their concurrence with such calculation or otherwise advise Buyer of their finding.

3.3     Pool Termination.
        ----------------

        Buyer shall exhaust the Pool contents prior to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any Dollar-Day amounts remaining in the Pool as of that date will be allocated by Boeing at its sole discretion to Aircraft, Delayed Aircraft or other undelivered 747, 767 or 777 aircraft ordered in other purchase agreements in effect between Boeing and Buyer, and the Pool shall be terminated.

4.     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
        THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
        REQUEST FOR CONFIDENTIAL TREATMENT]

4.1    Undelivered Delayed Aircraft.
       ----------------------------

       Boeing will pay to Buyer on the date of delivery the settlement amount calculated from the table provided in Attachment B hereto for each day of delay, beginning with the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for delivery of each such Delayed Aircraft. The settlement amount, so calculated (the Monetary Adjustment), will be provided to Buyer [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2     Delivered Delayed Aircraft.
        --------------------------

        For Delayed Aircraft that have been delivered prior to execution of this Letter Agreement, Boeing will issue such Monetary Adjustment [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


P.A. 1485


UNITED AIR LINES, INC.
6-1162-MDH-668     Page 4


4.3     Further Delays.
        --------------

        In the event that delivery of any Delayed Aircraft is further delayed beyond the Revised Schedule Month shown above, the Monetary Adjustment provided for such further delay period shall be [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.      Advance Payment Credit Memorandum.
        ---------------------------------

        Boeing and Buyer agree advance payments for the Delayed Aircraft will be paid by Buyer to Boeing in accordance with the Adjusted Advance Payment Schedules. Notwithstanding such payment Boeing and Buyer agree for purposes of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the advance payments originally due to be paid by Buyer to Boeing for a Delayed Aircraft prior to the rescheduling of delivery months as provided in this Letter Agreement shall be deemed to have been paid by Buyer and received by Boeing in accordance with [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.      Purchase Agreement Revision.
        ---------------------------

6.1     Liquidated Damages and Rights of Termination.
        --------------------------------------------

        With respect to the Delayed Aircraft set forth in paragraph 1. Revised Delivery of Aircraft above, this letter Agreement cancels and supersedes Letter Agreement 6-1162-GKW-142 to Purchase Agreement No. 1485 entitled "Liquidated Damages and Rights of Termination", [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.2     Other Rights and Obligations.
        ----------------------------

        Except as specifically set forth in this Letter
Agreement, the rights and obligations of the parties under the terms and conditions of the Purchase Agreement, including the provisions of Article 6, Excusable Delay, remain in full force and effect.


P.A. 1485


UNITED AIR LINES, INC.
6-1162-MDH-668     Page 5


7.     EXCULSIVE REMEDY
       ----------------

       THE OBLIGATIONS OF BOEING EXPRESSLY SET FORTH IN THIS LETTER AGREEEMNT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO THE [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] AIRCRAFT. BOEING'S PERFORMANCE OF ITS OBLIGATIONS HEREUNDER SHALL CONSTITUTE FULL AND FINAL SETTLEMENT AND SATISFACTION OF ALL CLAIMS OR CAUSES OF ACTION OF BUYER AGAINST BOEING RELATING TO THE [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] AIRCRAFT AND WILL BE REFLECTED IN A REDUCED INVOICE AMOUNT, CREDIT MEMORANDUM, OR WIRE TRANSFER.

8.     Confidentiality
       ---------------

       The terms and conditions of this Letter Agreement shall be considered to be confidential and shall not be disclosed by either party (except (a) as reasonably necessary to its respective employees, insurers, auditors or professional advisors, (b) as either party may reasonably determine may be required by applicable provisions of, or rules or regulations under, applicable securities laws, bankruptcy laws or other laws or applicable stock exchange rules (in which case the disclosing party shall provide sufficient notice to and discuss with the other party the facts of such determination), (c) as requested or required of either party by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or any informal or formal investigation by any government or governmental agency or authority (provided the disclosing party actually has been issued a valid subpoena, civil investigative demand, or request for production, has duly sought a protective order when such an


P.A. 1485


UNITED AIR LINES, INC.
6-1161-MDH-668     Page 6


order is possible and, in any case, has provided sufficient notice to the other party to allow the other party to seek protection), or (d) as otherwise agreed to by the parties) without the prior written consent of the other party.


Very truly yours,
                                    ACCEPTED AND AGREED TO

                                    Date:  September 29, 1998
                                           ------------------

THE BOEING COMPANY                  UNITED AIR LINES, INC.



By /s/ Brian R. Belka               By /s/ Douglas A. Hacker
   ------------------                  ---------------------
                                           Douglas A. Hacker

Its Attorney-in-Fact                Its Senior Vice President and
    ----------------                    -------------------------
                                        Chief Financial Officer


P.A. 1485


Attachment A to Letter Agreement 6-1162-MDH-668


                     UNITED AIR LINES, INC.
        MONETARY ADJUSTMENT FOR DELIVERY DELAY - PA 1485


October-97 REVISED TO November-97                    [*CONFIDENTIAL
                                                     MATERIAL
                                                     OMITTED
                                                     AND FILED
                                                     SEPARATELY
                                                     WITH THE
                                                     SECURITIES
                                                     AND EXCHANGE
                                                     COMMISSION
                                                     PURSUANT
                                                     TO A REQUEST
                                                     FOR
                                                     CONFIDENTIAL
                                                     TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


January-98 REVISED TO February-98                    [*CONFIDENTIAL
                                                     MATERIAL
                                                     OMITTED
                                                     AND FILED
                                                     SEPARATELY
                                                     WITH THE
                                                     SECURITIES
                                                     AND EXCHANGE
                                                     COMMISSION
                                                     PURSUANT
                                                     TO A REQUEST
                                                     FOR
                                                     CONFIDENTIAL
                                                     TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


February-98 REVISED TO March-98                      [*CONFIDENTIAL
                                                     MATERIAL
                                                     OMITTED
                                                     AND FILED
                                                     SEPARATELY
                                                     WITH THE
                                                     SECURITIES
                                                     AND EXCHANGE
                                                     COMMISSION
                                                     PURSUANT
                                                     TO A REQUEST
                                                     FOR
                                                     CONFIDENTIAL
                                                     TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

December-98 REVISED TO January-99                    [*CONFIDENTIAL
                                                     MATERIAL
                                                     OMITTED
                                                     AND FILED
                                                     SEPARATELY
                                                     WITH THE
                                                     SECURITIES
                                                     AND EXCHANGE
                                                     COMMISSION
                                                     PURSUANT
                                                     TO A REQUEST
                                                     FOR
                                                     CONFIDENTIAL
                                                     TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                     TOTAL DOLLAR DAY       [*CONFIDENTIAL
                                            MATERIAL OMITTED AND
                                            FILED SEPARATELY
                                            WITH THE SECURITIES
                                            AND EXCHANGE
                                            COMMISSION PURSUANT
                                            TO A REQUEST FOR
                                            CONFIDENTIAL
                                            TREATMENT]



Attachment B to
Letter Agreement No. 6-1162-MDH-668
Purchase Agreement No. 1485



                       COMPENSATION TABLE
                       ------------------

The following table identifies the daily amount Boeing is required to pay in settlement to compensate Buyer for the delayed deliveries.


                        Delayed Aircraft
                        ----------------

                             [*CONFIDENTIAL
                             MATERIAL OMITTED
                             AND FILED
                             SEPARATELY WITH
                             THE SECURITIES
                             AND EXCHANGE
                             COMMISSION
Original       Revised       URSUANT TO A
Scheduled      Scheduled     REQUEST FOR
Month of       Month of      CONFIDENTIAL         Daily
Delivery       Delivery      TREATMENT]           Amount

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1485